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                                                                    EXHIBIT 4.2

     SAN NUMBER
     COMMON STOCK                                             SHARES
                                                         ___________________

                                                         SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS
                                     [LOGO]

                                INCORPORATED UNDER THE
                            LAWS OF THE STATE OF DELAWARE

                                                         CUSIP 802817 30 4

THIS CERTIFIES THAT:


IS THE OWNER OF


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.0001 PER SHARE,

of SANTARUS, INC., transferable on the books of Santarus, Inc. by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, SANTARUS, INC. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of Santarus, Inc.

Dated:

/s/ DEBRA P. CRAWFORD                              /s/ GERALD T. PROEHL
------------------------                          ------------------------
SENIOR VICE PRESIDENT AND    [CORPORATE SEAL]     PRESIDENT AND
SECRETARY                                         CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY  TRANSFER AGENT
                                                             AND REGISTRAR

                                                  AUTHORIZED SIGNATURE


     The Corporation will furnish without charge to each stockholder who so requests in writing, the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM-  as tenants in common
 TEN ENT-  as tenants by the entireties
  JT TEN-  as joint tenants with
           right of survivorship and
           not as tenants in common

UNIF GIFT MIN ACT-_____________________ CUSTODIAN___________________________
                         (CUST)                           (MINOR)

                         under Uniform Gifts to Minors

                         Act________________________________________________
                                        (State)


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Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFY NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: _________________

                              X ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:     ___________________________________________________

                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Santarus, Inc. (the "Corporation") and American Stock Transfer & Trust Company, as Rights Agent, dated as of November 12, 2004, as the same may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Agreement without change after receipt of a written request therefor. AS DESCRIBED IN THE AGREEMENT, RIGHTS WHICH ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE AGREEMENT) SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

     Keep this certificate in a safe place. If it is lost, stolen, mutilated, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.